UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 23, 2013

(Date of earliest event reported)

Stillwater Mining Company

(Exact name of registrant as specified in its charter)

DE	001-13053	81-0480654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1321 Discovery Drive, Billings, Montana	59102
(Address of principal executive offices)	(Zip Code)

(406) 373-8700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On April 23, 2013, Stillwater Mining Company issued a press release to report on its first quarter 2013 production results and Montana expansion products. Pursuant to Regulation FD, a copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Note: Information in this report (including the exhibits) furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. Furthermore, the information provided in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, unless such incorporation by reference is specifically referenced therein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1    Press Release of Stillwater Mining Company dated April 23, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2013	STILLWATER MINING COMPANY

	By:	/s/ Brent R. Wadman
Brent R. Wadman
Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Stillwater Mining Company dated April 23, 2013